UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2007

Pipex Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-12584 (Commission File Number)	13-3808303 (IRS Employer Identification Number)

3930 Varsity Drive
Ann Arbor, MI 48108
(Address of principal executive offices) (Zip Code)

(734) 332-7800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

  On October 15, 2007, Pipex Pharmaceuticals, Inc., a Delaware corporation (the “Registrant”) called 3,205,849 warrants issued by the Registrant during October and November 2006, the underlying shares of which are covered by an effective registration statement, pursuant to the warrant call provisions contained in these warrants. Each warrant is exercisable into one share of the Registrant’s common stock at $2.22 per share. These warrants will expire and no longer be exercisable if they are not exercised on or before November 9, 2007.

In connection with this warrant call, the Registrant entered into a warrant solicitation agreement with Noble International Investments, Inc. (“Noble”) appointing Noble as the Registrant’s exclusive warrant solicitation agent. This warrant solicitation agreement was amended on October 17, 2007. The warrant solicitation agreement and its amendment are attached as exhibits to this Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit No.	Description
10.1	Warrant Solicitation Agreement
10.2	Amendment to Warrant Solicitation Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPEX PHARMACEUTICALS, INC.

Dated: October 17, 2007	By: /s/ Steve H. Kanzer
Steve H. Kanzer
Chairman and Chief Executive Officer